Lincoln Benefit Life Company
1221 N Street, Suite 200
Lincoln, Nebraska 68508

VIA EDGAR TRANSMISSION

March 15, 2022

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

RE: Lincoln Benefit Life Variable Annuity Account ("Registrant")
File No. 811-07924

Members of the Commission:

On behalf of Lincoln Benefit Life Company and Lincoln Benefit Life Variable Annuity Account, we hereby submit, pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (“1940 Act”), that the annual reports for the following underlying funds, for the period ended December 31, 2021, have been submitted to contract owners.

Fund Company	1940 Act Registration No.
The Alger Portfolios	811-05550
Allspring Variable Trust	811-09255
Deutsche DWS Investments VIT Funds	811-07507
Deutsche DWS Variable Series I	811-04257
Deutsche DWS Variable Series II	811-05002
Federated Hermes Insurance Series	811-08042
Variable Insurance Products Fund	811-03329
Variable Insurance Products Fund II	811-05511
Variable Insurance Products Fund V	811-05361
Goldman Sachs Variable Insurance Trust	811-08361
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
Janus Aspen Series	811-07736
JPMorgan Insurance Trust	811-07874
Lazard Retirement Series, Inc.	811-08071
Legg Mason Partners Variable Equity Trust	811-21128
Legg Mason Partners Variable Income Trust	811-06310
MFS Variable Insurance Trust	811-08326
MFS Variable Insurance Trust II	811-03732
Morgan Stanley Variable Insurance Fund, Inc.	811-07607
PIMCO Variable Insurance Trust	811-08399
Putnam Variable Trust	811-05346
Rydex Variable Trust	811-08821

Fund Company	1940 Act Registration No.
T. Rowe Price Equity Series, Inc.	811-07143
T. Rowe Price International Series, Inc.	811-07145
VanEck VIP Trust	811-05083

Some of the funds included in the Fund Companies’ annual report filings may not be available under every contract offered by the Registrant. We understand that each Fund Company has filed or will file these reports with the Commission.

You may direct any questions regarding this filing to the undersigned at (847) 527-6710.

Very truly yours,

/s/ Rebecca Collins
Rebecca Collins
Chief Legal Officer and Assistant Secretary